ASSIGNMENT

September 3, 2013

For 2,270,140 pre split shares and other good and valuable consideration, Avidity Holdings, LLC./ David B. Berger, hereby assigns, sells and transfers the 6 un-patented lode "DB" claims, located in the Current Creek Mining District, Nye County, Nevada, to Heavenly Hot Dogs, Inc. (HHDG) Claim numbers; NMC 1088266, NMC 1088268,NMC 1088271,NMC 1088272, NMC 1088273, NMC 1088274. Avidity represents that said 6 claims are in good standing with the State of Nevada and the Federal BLM.

Assigned this 3rd day of September

David B. Berger

Brian Woolf

Elwood Shepard